                                                                   EXHIBIT 10.15

================================================================================

                             REIMBURSEMENT AGREEMENT

                                     Between

                                    AXT, INC.

                                       and

                                WELLS FARGO BANK,
                              NATIONAL ASSOCIATION

                           Dated as of March 14, 2003

                 (Letter of Credit No. NZS472650 $9,022,930.00)

================================================================================

                                TABLE OF CONTENTS

Section                                                                               Page
-------                                                                               ----
1     Definitions and Rules of Construction.....................................       1
      (a)       Certain Defined Terms...........................................       1
      (b)       Accounting Terms and Determinations.............................       5
      (c)       Interpretation..................................................       5

2     Terms and Amount of Letter of Credit......................................       5
      (a)       Terms of Letter of Credit.......................................       5

3     Reimbursement and Other Payments..........................................       5
      (a)       Reimbursement Obligations.......................................       5
      (b)       Tender Reimbursement Obligations................................       6
      (c)       Bank's Option to Redeem Bank Bonds..............................       7
      (d)       Letter of Credit Fees; Other Payments to Bank...................       8
      (e)       Miscellaneous...................................................       8

4     Reimbursement Deposit Account; Amortization Payments;
      Collateral; Optional Redemption of Bonds..................................       9
      (a)       Scheduled Redemptions of Bonds..................................       9
      (b)       Reimbursement Deposit Account...................................       9
      (c)       Interest and Letter of Credit Fee Payments......................       9
      (d)       Other Optional Redemptions of Bonds.............................      10
      (e)       Personal Property Collateral....................................      10

5     Issuance of the Letter of Credit..........................................      10
      (a)       Agreement of Bank...............................................      10
      (b)       Conditions Precedent to Issuance of the Letter of Credit........      10

6     Obligations Absolute......................................................      12

7     Representations and Warranties............................................      13
      (a)       Authority/Enforceability........................................      13
      (b)       Binding Obligations.............................................      13
      (c)       Legal Status/Formation and Organizational Documents.............      13
      (d)       Approvals.......................................................      13
      (e)       No Violation....................................................      14
      (f)       Disclosure of Information.......................................      14
      (g)       Litigation......................................................      14
      (h)       Financial Condition.............................................      14
      (i)       Bond Proceeds...................................................      14
      (j)       Accuracy........................................................      14
      (k)       Tax Liability...................................................      14
      (l)       Government Regulations..........................................      14
      (m)       Securities Activities...........................................      14
      (n)       Environmental Matters...........................................      14
      (o)       Related Documents...............................................      15
      (p)       ERISA...........................................................      15
      (q)       Other Obligations...............................................      15

SECTION                                                                              PAGE
-------                                                                              ----
8     Covenants of Borrower.....................................................      15
      (a)     Reporting Requirements............................................      15
      (b)     Collateral Value..................................................      15
      (c)     ERISA Compliance..................................................      15
      (d)     Further Assurances................................................      16
      (e)     Conduct of Business and Maintenance of Existence..................      16
      (f)     Compliance with Laws..............................................      16
      (g)     Inspection of Property, Books and Records.........................      16
      (h)     Notices...........................................................      16
      (i)     Related Documents.................................................      16
      (j)     Taxes and Other Liabilities.......................................      16
      (k)     Maintenance of Property; Insurance................................      17

9     Events of Default.........................................................      17
      (a)     Required Payments.................................................      17
      (b)     Misrepresentation.................................................      17
      (c)     Other Covenants...................................................      17
      (d)     Collateral........................................................      17
      (e)     Invalidity........................................................      17
      (f)     Voluntary Bankruptcy; Insolvency; Dissolution.....................      17
      (g)     Involuntary Bankruptcy............................................      18
      (h)     Other Defaults....................................................      18
      (i)     Material Adverse Change...........................................      18
      (j)     Change in Business................................................      18

10    Remedies..................................................................      18

11    Amendments, Etc..........................................................       18

12    Notices...................................................................      19

13    No Waiver; Remedies.......................................................      19

14    Right of Set-off; Waiver of Right of Set-Off..............................      19

15    Indemnification...........................................................      19

16    Continuing Obligation.....................................................      20

17    Transfer of Letter of Credit..............................................      20

18    Liability of Bank.........................................................      20

19    Costs, Expenses, Attorneys' Fees and Taxes;
      Allocation of Increased Costs.............................................      21
      (a)     Costs, Expenses, Attorneys' Fees and Taxes........................      21
      (b)     Allocation of Increased Costs.....................................      21

20    No Third Party Beneficiaries..............................................      21

SECTION                                                                              PAGE
-------                                                                              ----
21    Time......................................................................      22

22    Severability..............................................................      22

23    Successors, Assignment....................................................      22

24    Confidentiality...........................................................      22

25    Governing Law.............................................................      23

26    Consent of Jurisdiction and Venue, etc....................................      23

27    Headings..................................................................      23

28    Satisfaction Requirement..................................................      23

29    Counterparts..............................................................      23

30    Rights and Remedies Cumulative............................................      23

31    Bank Reliance.............................................................      23

32    Permitted Contests........................................................      24

33    Arbitration...............................................................      24
      (a)     Arbitration.......................................................      24
      (b)     Governing Rules........................................ ..........      24
      (c)     No Waiver; Provisional Remedies, Self-Help and
              Foreclosure.......................................................      24
      (d)     Arbitrator Qualifications and Powers; Awards......................      25
      (e)     Judicial Review...................................................      25
      (f)     Real Property Collateral; Judicial Reference......................      25
      (g)     Miscellaneous.....................................................      25

34    Facsimile Transmissions of Demands under the Letter of Credit.............      26

EXHIBIT A     FORM OF IRREVOCABLE LETTER OF CREDIT
EXHIBIT B     FORM OF NOTICE OF INTENT TO BORROW

SCHEDULE I    REDEMPTION SCHEDULE

                             REIMBURSEMENT AGREEMENT

         This REIMBURSEMENT AGREEMENT, dated as of March 14, 2003 (the "Agreement") is by and between AXT, INC., a Delaware corporation (formerly known as American Xtal Technology, Inc.) ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                    RECITALS

         WHEREAS, Borrower issued a series of taxable bonds designated "American Xtal Technology, Inc. Variable Rate Taxable Demand Revenue Bonds Series 1998" in the aggregate principal amount of $11,615,000.00 (the "Bonds") pursuant to an Indenture, dated as of December 1, 1998 (such indenture, together with any indentures supplemental thereto, hereinafter referred to as the "Indenture"), between Borrower and Harris Trust Company of California, as Trustee ("Original Trustee"), to provide funds to finance the Project;

         WHEREAS, BNY Western Trust Company ("BNY") is the successor trustee under the Indenture to the Original Trustee (BNY, in its capacity as Trustee under the Indenture, hereinafter referred to as the "Trustee");

         WHEREAS, as a condition precedent to the issuance of the Bonds, Borrower caused U.S. Bank National Association to issue and deliver to the Trustee, for the benefit of the holders of the Bonds, an irrevocable direct pay letter of credit in the initial stated amount of $11,986,680 (the "Existing Letter of Credit");

         WHEREAS, Borrower desires to replace the Existing Letter of Credit and Borrower has requested that Bank issue an irrevocable direct-pay letter of credit to the Trustee substantially in the form attached hereto as Exhibit A (such letter of credit as it may be extended, together with any amendments thereto and any substitute letter of credit of Bank, is hereafter referred to as the "Letter of Credit") in the amount of Nine Million Twenty-Two Thousand Nine Hundred Thirty and No/100 Dollars ($9,022,930.00) (the "Stated Amount") as an Alternate Letter of Credit and, pursuant to the terms of the Indenture, to replace the Existing Letter of Credit; and

         WHEREAS, Borrower will be responsible for all amounts drawn under the Letter of Credit and for certain fees and amounts due with respect to the Letter of Credit.

         NOW, THEREFORE, in consideration of the premises and in order to induce Bank to issue the Letter of Credit, Borrower and Bank, subject to the terms and conditions of this Agreement, hereby agree as follows:

         SECTION 1.        DEFINITIONS AND RULES OF CONSTRUCTION.

         (a) Certain Defined Terms. As used in this Agreement and unless otherwise expressly indicated, or unless the context clearly requires otherwise, the following terms shall have the following meanings:

         "A Drawing" means any draw in the form of Annex A to the Letter of Credit made under the Letter of Credit to pay the principal amount upon an optional and/or a mandatory redemption of a portion of the Bonds in accordance with the Indenture.

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract, or otherwise.

         "Agreement" means this Reimbursement Agreement, as the same may be from time to time amended or supplemented.

         "Alternate Letter of Credit" has the meaning ascribed to that term in the Indenture.

         "Bank" means Wells Fargo Bank, National Association.

         "Bankruptcy Code" means the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time.

         "B Drawing" means any draw in the form of Annex B to the Letter of Credit made under the Letter of Credit to pay unpaid interest upon an optional and/or a mandatory redemption of a portion of the Bonds.

         "Bank Bonds" mean Bonds purchased or deemed to be purchased or otherwise acquired with drawings under the Letter of Credit, during any period such Bonds are registered in the name of Bank (or its nominee) or held by the Tender Agent on behalf of Bank at the time of a Tender Drawing.

         "Bonds" has the meaning ascribed to that term in the Recitals hereto.

         "Business Day" means any day other than (i) a Saturday or a Sunday or
(ii) a day on which commercial banks in the City of New York, New York, or the city or cities in which the Principal Corporate Trust Office (as defined in the Indenture) of Trustee or Tender Agent or the office of Bank at which demands for payment under the Letter of Credit are to be presented are authorized or required by law to close or (iii) a day on which the New York Stock Exchange is closed.

         "Collateral Value" means the percentage set forth below for each type of investment property held in the Investment Account at the time of computation:

         (i)      100% of the face amount of cash and cash equivalents;

         (ii) 90% of the market value of obligations of the United States of America, with maturities equal to or less than five (5) years ("U.S. Obligations"), but not to exceed the face amount;

         (iii) 90% of the market value of any repurchase agreements backed by U.S. Obligations, but not to exceed the face amount of such U.S. Obligations;

         (iv) 85% of the market value of corporate and municipal bonds (excluding convertible bonds), with maturities equal to or less than five (5) years and rated at least AA or SP-1 by a nationally recognized rating agency, but not to exceed the face amount; and

         (v) 80% of the market value of commercial paper rated at least A1 or P1 by a nationally recognized rating agency, but not to exceed the face amount.

         "C Drawing" means any draw in the form of Annex C to the Letter of Credit made under the Letter of Credit to pay the principal portion of those Bonds which the Remarketing Agent has been unable to remarket within the time limits established in the Indenture.

         "D Drawing" means any draw in the form of Annex D to the Letter of Credit made under the Letter of Credit to pay the unpaid interest on those Bonds which the Remarketing Agent has been unable to remarket within the time limits established in the Indenture.

         "Date of Issuance" means the date on which Bank issues the Letter of Credit.

         "Default" means any event or condition which with the giving of notice or the lapse of time or both would, unless cured or waived, become an Event of Default.

         "Default Rate" means a variable rate of interest equal to the Prime Rate in effect from time to time plus four percent (4.0%).

         "Deposit Account Proceeds" means all of that personal property defined as "Proceeds" in the Deposit Account Security Agreement.

         "Deposit Account Security Agreement" means that certain Security
Agreement: Deposit Account, dated as of the date hereof, executed by Borrower in favor of Bank.

         "Drawing" means an A Drawing, B Drawing, C Drawing, D Drawing, E Drawing or F Drawing, as the context may require.

         "E Drawing" means any draw in the form of Annex E to the Letter of Credit made under the Letter of Credit to pay the total unpaid principal and accrued and unpaid interest, if any, at stated maturity, upon acceleration following an Event of Default, or upon redemption as a whole, of all of the Bonds outstanding in accordance with the Indenture.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and any rule or regulation issued thereunder.

         "Event of Default" has the meaning set forth in Section 9 hereof.

         "Expiration Date" has the meaning assigned to such term in the Letter of Credit.

         "Existing Letter of Credit" has the meaning set forth in the Recitals hereto.

         "F Drawing" means any draw in the form of Annex F to the Letter of Credit made under the Letter of Credit to pay accrued and unpaid interest with respect to the Bonds, on an Interest Payment Date in accordance with the Indenture.

         "Financial Institutions" means any bank, savings bank, savings and loan association or insurance company, and any Affiliate of Bank that is controlled, either directly or indirectly, by such Person.

         "GAAP" means, at any time, generally accepted accounting principles then in effect.

         "Indenture" has the meaning set forth in the Recitals hereto.

         "Letter of Credit" means Bank's irrevocable direct-pay Letter of Credit No. NZS472650.

         "Notice of Intent to Borrow" means the notice in the form attached hereto as Exhibit B.

         "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or agency or instrumentality thereof.

         "Prime Rate" means a base rate that Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.

         "Proceeds" means collectively all of the Deposit Account Proceeds plus all of the Securities Account Proceeds.

         "Project" has the meaning assigned to such term in the Indenture.

         "Reimbursement Deposit Account" has the meaning set forth in Section 4(b) hereof.

         "Reimbursement Obligations" has the meaning set forth in Section 3(a) hereof.

         "Related Documents" means this Agreement, the Bonds, the Indenture, the Security Agreements, the Control Agreement, the UCC financing statements, if any, and any other agreement or instrument related to the issuance of the Letter of Credit or the Bonds.

         "Remarketing Agent" has the meaning assigned to such term in the Indenture.

         "Securities Account Proceeds" means all of that personal property defined as Proceeds in the Securities Account Security Agreement.

         "Securities Account Security Agreement" means the Security Agreement:
Securities Account, dated as of the date hereof, executed by Borrower in favor of Bank.

         "Security Agreements" has the meaning set forth in Section 5(b)(i)(A) of this Agreement.

         "Stated Amount" means $9,022,930.00.

         "Tender Drawing" means any draw upon the Letter of Credit pursuant to a draft accompanied by a certificate in the form of Annex C or D to the Letter of Credit for the purchase price of the Bonds which are tendered for repurchase pursuant to Article IV of the Indenture.

         "Tender Drawing Date" has the meaning set forth in Section 3(b)(iii) hereof.

         "Tender Reimbursement Obligation" means any obligation of Borrower to Bank resulting from a Tender Drawing.

         "Tender Reimbursement Rate" means a variable rate of interest equal to the Prime Rate in effect from time to time plus one percent (1.0%).

         "Termination Date" means the date upon which all of the following events have occurred: (i) no further draws are available under the Letter of Credit; (ii) the original Letter of Credit has been returned to Bank; and (iii) all amounts owing by Borrower to Bank under the Letter of Credit and the Reimbursement Agreement have been paid in full.

         "Transferee" means any Person to whom Bank has sold, assigned, transferred, negotiated or granted a participation in all or any part of, or any interest in, Bank's rights and benefits under this Agreement and the Related Documents.

         "Trustee" means BNY Western Trust Company.

         "UCP" means the Uniform Customs and Practices for Documentary Credits (1993 Revision), Publication No. 500 of the International Chamber of Commerce, or any substitution therefor or replacement thereof.

         (b) Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP in effect from time to time, on a basis consistent with the most recent financial statements of Borrower delivered to Bank.

         (c) Interpretation. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Agreement include all Exhibits and Schedules hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part or Section herein, (iv) references to a Section such as "Section 1" shall refer to the applicable Section of this Agreement, (v) the term "include" and all variations thereof shall mean "include without limitation", (vi) the term "or" shall include "and/or", (vii) any defined term which relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements or substitutions which have been or are hereafter executed and delivered in accordance with the terms thereof, (viii) any defined term which relates to a Person shall include within its definition the successors and permitted assigns of such Person and (ix) in the computation of a period of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" shall mean "to but excluding."

         SECTION 2.        TERMS AND AMOUNT OF LETTER OF CREDIT.

         (a) Terms of Letter of Credit. Bank hereby agrees, on the terms and subject to the conditions set forth in this Agreement, to issue its irrevocable direct-pay Letter of Credit for the account of Borrower in favor of Trustee in an initial amount not to exceed the Stated Amount, which amount is equal to the aggregate principal amount of the Bonds on the Date of Issuance plus one hundred six (106) days' interest calculated at twelve percent (12%), based on a 360 day year, actual days elapsed, on such amount. The Letter of Credit shall be issued on the date that Bank, in its sole discretion, determines that all of the conditions precedent set forth in Section 5 of this Agreement have been satisfied, and the Letter of Credit shall expire on the Expiration Date. Notwithstanding anything herein to the contrary, this Agreement shall not expire or be otherwise terminated until such time as all payment obligations to Bank due or to become due hereunder have been paid.

         SECTION 3.        REIMBURSEMENT AND OTHER PAYMENTS.

         (a) Reimbursement Obligations. Except as provided in Section 3(b) hereof, Borrower agrees to pay to Bank (i) on the day that any Drawing is made by Trustee under the Letter of Credit all amounts to be advanced by Bank pursuant to the Letter of Credit on behalf of Borrower in respect of each such Drawing; and (ii) interest on any and all amounts Borrower fails to pay when due under this Agreement from the date such amounts become payable until payment in full (collectively, the "Reimbursement Obligations"). Except as provided in
Section 3(b) hereof, interest shall accrue on any unpaid Reimbursement Obligations at a rate per annum equal to the Default Rate.

         (b)      Tender Reimbursement Obligations.

                  (i) Each Tender Drawing paid by Bank under the Letter of Credit shall constitute a Tender Reimbursement Obligation, which obligation shall be due and payable by Borrower as set forth below. Trustee shall use the proceeds of Tender Drawings only for the purpose of purchasing Bonds tendered or deemed tendered for purchase pursuant to Article IV of the Indenture.

                  (ii) The Tender Agent (as defined in the Indenture) shall cause Bank (or its designated nominee) to be registered as the owner of all Bonds purchased with the proceeds of a Tender Drawing in the registration books of Depository Trust Company, and all such Bonds that are not Book-Entry Bonds (as defined in the Indenture) shall be held by the Tender Agent, for the benefit of Bank, unless Bank requests that such Bonds be delivered to Bank (or its designated nominee), and the Tender Agent shall register Bank (or its designated nominee) as owner of such Bonds in its registration books, which Bonds shall evidence the corresponding Tender Reimbursement Obligation. Such Bonds shall be deemed "Bank Bonds" and shall be entitled to all of the rights and privileges of, and shall be governed by all of the terms and conditions of the Bonds and the Indenture; provided, however, that:

                           a. such Bank Bonds may be redeemed or purchased and all principal and interest owing thereon shall be payable to Bank;

                           b. if Bank receives reimbursement in full of amounts paid by Bank with respect to any Tender Drawing by 5:00 p.m. (San Francisco Time) on the day of such Tender Drawing, no interest shall be payable by Borrower with respect thereto;

                           c. such Bank Bonds may not be tendered or deemed tendered for purchase pursuant to Sections 2.04 and
                  4.06 of the Indenture;

                           d. to the maximum extent allowed under the Indenture, such Bank Bonds shall be redeemed, in the event of a redemption pursuant to Section 4.01 of the Indenture, prior to the redemption of other Bonds; and

                           e. such Bank Bonds shall not be entitled to payment of any premium upon redemption.

                  (iii) Upon receiving notification of any Tender Drawing, Bank shall notify Borrower of such Tender Drawing and the amount of the Tender Drawing. The amount of any Tender Drawing shall be due and payable within two (2) Business Days of the date of such Tender Drawing (the "Tender Drawing Date"), unless within such two (2) Business Days period Borrower executes and delivers to Bank a Notice of Intent to Borrow in the form attached hereto as Exhibit B, pursuant to which Borrower specifies its intent to borrow the amount of such Tender Drawing. Interest shall accrue on the entire amount of each Tender Drawing from the Tender Drawing Date related thereto at the Default Rate, unless a Notice of Intent to Borrow with respect to such Tender Drawing is delivered to Bank within two (2) Business Days of the Tender Drawing Date, in which case interest shall accrue on the entire amount of the Tender Drawing from the Tender Drawing Date at the Tender Reimbursement Rate; provided, however, that Borrower shall have the option to reimburse a portion of the Tender Drawing amount, in which case, Borrower shall, within the applicable two (2) Business Day period, pay to Bank the amount of the reimbursed portion of the Tender Drawing, together with any accrued interest on said amount calculated from the Tender Drawing Date at the Tender Reimbursement Rate, and deliver the Notice of Intent to Borrow to Bank, specifying the amount of the Tender Drawing which is reimbursed and the amount which is unreimbursed. Notwithstanding the foregoing, if Bank receives full reimbursement of all amounts paid by Bank with respect to any Tender Drawing by 5:00 p.m. (San Francisco time) on the Tender Drawing Date, no interest shall be payable by Borrower with respect thereto.

                  (iv) Borrower agrees to pay to Bank, within thirty (30) days after the applicable Tender Drawing Date, the amount of any Tender Drawing with respect to which Borrower has executed and returned a Notice of Intent to Borrow in accordance with the preceding subsection
         (iii). The unreimbursed amount of any such Tender Drawing shall bear interest at the Tender Reimbursement Rate from the Tender Drawing Date until the date that payment of the principal amount of such Tender Drawing becomes due hereunder and at the Default Rate thereafter. Interest due on such amounts shall be paid to Bank on the last day of each month which last day occurs at least ten (10) days after the Tender Drawing Date, and on the date that reimbursement of the principal amount of such Tender Reimbursement Obligation is due and payable. Borrower shall submit to Bank together with every payment of a Tender Reimbursement Obligation and accrued interest due thereon under this Section 3, a statement specifying the amounts paid, the principal and interest portions of such payments, and the basis upon which Borrower calculated such amounts.

                  (v) Borrower may, upon at least one (1) Business Day's notice to Bank, prepay the outstanding amount of any Tender Reimbursement Obligation in whole or in part (but not in sums less than $10,000.00 per prepayment) together with accrued interest at the Tender Reimbursement Rate to the date of such prepayment on the amount prepaid; provided, however, that prepayments shall be credited first to interest due and owing on any Reimbursement Obligations outstanding hereunder other than Tender Reimbursement Obligations, then to principal due and owing on any Reimbursement Obligations outstanding hereunder other than Tender Reimbursement Obligations, then to interest due and owing on any Tender Reimbursement Obligations, and finally to principal due and owing on any Tender Reimbursement Obligations, applied in the order in which draws connected therewith were made; provided, further, that the proceeds paid to Bank from any redemption of Bank Bonds pursuant to the Indenture or from any remarketing of Bank Bonds pursuant to Section 4.07 of the Indenture will be credited toward the Tender Reimbursement Obligations of Borrower, applied in the order in which draws connected therewith were made.

                  (vi) Reimbursement Following Reinstatement for Remarketed Bonds. All proceeds of the sale by the Remarketing Agent (as provided in Section 4.07 of the Indenture) of Bank Bonds, and all proceeds from the redemption of Bank Bonds, shall be delivered to Trustee and transferred to Bank to be credited to any then outstanding Tender Reimbursement Obligations, applied in the order in which the draws connected therewith were made. At such time as no Reimbursement Obligations are outstanding hereunder (including, without limitation, Tender Reimbursement Obligations), and neither a Default nor an Event of Default has occurred hereunder, then Bank shall disburse to Borrower the balance of all proceeds received by Bank from the redemption of Bank Bonds or from the sale of Bank Bonds by the Remarketing Agent.

         (c) Bank's Option to Redeem Bank Bonds. In the event that Borrower has paid all or part of a Tender Reimbursement Obligation for a Tender Drawing and all or a portion of the Bank Bonds purchased in connection with such Tender Drawing have not been remarketed within six (6) months after the Tender Drawing Date, Bank, at its option, may effect the redemption or cancellation of Bank Bonds in an amount up to the principal actually reimbursed to it by Borrower in such manner as may be permitted by the Indenture.

         (d) Letter of Credit Fees; Other Payments to Bank. Borrower shall pay to Bank annual, continuing nonrefundable letter of credit fees (each, a "Letter of Credit Fee" and collectively, the "Letter of Credit Fees") for providing the Letter of Credit, which Letter of Credit Fees shall be in an amount equal to forty-five one hundredths of one percent (0.45%) per annum of the Stated Amount (hereafter, the "Primary Letter of Credit Fee Rate") on the date that any such fee is determined, less amounts drawn under the Letter of Credit which are not reinstated as of such date. The foregoing Letter of Credit Fees shall be payable in advance as follows: (i) on or before the Date of Issuance for the period commencing on the Date of Issuance and ending on November 30, 2003 (which initial Letter of Credit Fee shall be prorated to equal sixty-six and two-thirds percent (66 2/3%) of the annual Letter of Credit Fee);
(ii) three (3) Business Days prior to December 1, 2003 for the one year period commencing December 1, 2003 and continuing up to November 30, 2004; and (iii) three (3) Business Days prior to each subsequent December 1, for the one year period commencing on such subsequent December 1 and continuing up to and including the immediately succeeding November 30. From and after the occurrence and during the continuance of an Event of Default hereunder, the Letter of Credit Fees shall immediately and without further notice to Borrower increase to an amount equal to two and one-half percent (2.50%) per annum of the Stated Amount (less the amounts drawn under the Letter of Credit which are not reinstated as of the date any Letter of Credit Fee is due) (hereafter, the "Increased Letter of Credit Fee Rate"), which increase in the Letter of Credit Fees shall be in addition to all other rights and remedies of Bank, at law or in equity, or under this Agreement or any of the Related Documents. The additional amount due for the increased Letter of Credit Fee for the period commencing on the date that an Event of Default occurs hereunder through the next occurring November 30 shall be due from Borrower immediately upon Borrower's receipt from Bank of a notice regarding such Event of Default; provided, however, that if Bank determines that Borrower has remedied, or Bank has waived, all Events of Default prior to the next occurring November 30, and Borrower has paid all Letter of Credit Fees then due hereunder, then Bank shall credit to the amount of the next due and owing annual Letter of Credit Fee an amount equal to the difference between the Primary Letter of Credit Fee Rate and the Increased Letter of Credit Fee multiplied by the Stated Amount as of the payment date of the Increased Letter of Credit Fee, with such amount pro-rated for the number of days from and after the cure or waiver of all Events of Default up to and including the next occurring November 30 as compared to the number of days for which such Increased Letter of Credit Fee was charged; provided, further that if such cure or waiver of Events of Default occurs during the last year of the Letter of Credit term, then Bank shall rebate to Borrower the excess fee paid in accordance with the formula in the preceding proviso. Borrower shall also pay to Bank fees upon the payment or negotiation of each draft under any Letter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including, without limitation, the transfer, amendment or cancellation of any Letter of Credit) determined in accordance with Bank's standard fees and charges then in effect for such activity.

         (e) Miscellaneous. Borrower agrees to pay, in lawful currency of the United States and in immediately available funds, all amounts due Bank under this Agreement directly to Bank at the address listed on the signature page hereof until such time as Borrower is notified in writing by Bank of a different address. Subject to Section 4 hereof, Bank shall, and Borrower hereby authorizes Bank to, debit any demand deposit account of Borrower with Bank designated by Borrower in writing for all payments of principal, interest, fees and other payments payable under the Agreement, as they become due. Should, for any reason whatsoever, the funds in any such demand deposit account be insufficient to pay all such sums when due, Borrower shall immediately upon demand remit to Bank the full amount of any such delinquency. If any amount payable under this Agreement shall fall due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day, and interest shall continue to accrue during such extension. Interest and the Letter of Credit Fees payable hereunder (including interest at the Default Rate and the Tender Drawing Rate) shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

         SECTION 4.        REIMBURSEMENT DEPOSIT ACCOUNT; AMORTIZATION PAYMENTS;
COLLATERAL; OPTIONAL REDEMPTION OF BONDS.

         (a) Scheduled Redemptions of Bonds. Borrower covenants to take all necessary action to cause optional redemptions of the Bonds (the "Scheduled Redemptions") pursuant to the Indenture and this Section 4 at a price equal to the principal amount of the Bonds to be redeemed, together with accrued interest to the redemption date, commencing with July 1, 2003 and continuing on each October 1, January 1 and April 1, and July 1 thereafter (each a, "Scheduled Redemption Date") until the earlier to occur of (i) the earliest date on which both no further demands may be made for a Drawing under the Letter of Credit and all amounts due to Bank under this Agreement have been paid in full, or (ii) the Expiration Date, in the principal amounts set forth on Schedule 1, which is attached hereto and incorporated herein by this reference, for such Scheduled Redemption Date. The portion of the principal amount of Bonds to be redeemed on each Scheduled Redemption Date commencing July 1, 2003 and continuing on each Scheduled Redemption Date thereafter shall be the principal amount set forth on
Schedule 1 for such Scheduled Redemption Date. Scheduled Redemptions shall be effected by A Drawings and B Drawings under the Letter of Credit. Borrower shall provide Trustee with sixty (60) days prior written notice of any optional redemption of the Bonds to be made in connection with the Scheduled Redemptions, and shall provide Bank a copy of such notice concurrently therewith. The amounts required to reimburse Bank for the draws on the Letter of Credit made in order to accomplish such Scheduled Redemptions shall be deposited into the Reimbursement Deposit Account (as defined below) three (3) Business Days prior to each such Scheduled Redemption Date.

         (b) Reimbursement Deposit Account. Borrower agrees to open a deposit account with Bank in Borrower's name (the "Reimbursement Deposit Account"), which is hereby pledged to Bank as security for Borrower's performance of its obligations under this Agreement and over which Borrower shall have no control. Borrower agrees to pay all fees and other amounts due to Bank hereunder, directly to Bank by deposit into the Reimbursement Deposit Account established with Bank at the address listed on the signature page hereof. Bank shall, and Borrower hereby authorizes Bank to, debit the Reimbursement Deposit Account and any other demand deposit account of Borrower with Bank designated by Borrower in writing for all payments of principal, interest, the Letter of Credit Fees and any other fees payable under this Agreement, as they become due. Should, for any reason whatsoever, the funds in such demand deposit account be insufficient to pay all such sums when due, Borrower shall immediately upon demand remit to Bank the full amount of any such shortfall.

         (c) Interest and Letter of Credit Fee Payments. Not later than three (3) Business Days prior to each Interest Payment Date under the Indenture, commencing with the Interest Payment Date for July 1, 2003 and continuing on each Interest Payment Date thereafter until the Expiration Date, Borrower shall deposit into the Reimbursement Deposit Account an amount equal to the amount of the interest payment for the Bonds that Borrower is obligated to make under the Indenture for such Interest Payment Date. The amount deposited by Borrower in the Reimbursement Deposit Account pursuant to this Section 4(c) shall be sufficient to reimburse Bank for each F Drawing which shall be made by the Trustee on each Interest Payment Date. In addition, Borrower agrees to deposit or cause to be deposited into the Reimbursement Deposit Account, or to otherwise pay to Bank pursuant to Bank's instructions (i) on or before the Date of Issuance, the Letter of Credit Fee for the period commencing on the Date of Issuance and continuing up to and including November 30, 2003, and (ii) thereafter annually in advance three (3) Business Days before December 1 of each year thereafter, commencing with November 25, 2003, and continuing up to and including the Expiration Date, the amount necessary to pay when due the annual Letter of Credit Fee. Borrower shall deposit or cause to be deposited into the Reimbursement Deposit Account any additional amounts that Borrower may from time to time owe on account of the Letter of Credit Fees, as further described in
Section 3(d) of this Agreement. Notwithstanding the foregoing, Bank shall not be obligated to extend the Expiration Date and may send the notice of termination contemplated by the Letter of Credit and the Letter of Credit will expire on the Expiration Date regardless of whether or not the Letter of Credit Fee has been paid for a period after the Expiration Date. In such event, and within a reasonable period of time after the occurrence of the Expiration Date, Bank shall refund to Borrower the prorated portion of the unused Letter of Credit Fees (if any).

         (d) Other Optional Redemptions of Bonds. Notwithstanding any contrary provision of this Agreement, any optional redemption of the Bonds under the Indenture, other than the Scheduled Redemptions, shall require the advance written consent of Bank and Bank's receipt of satisfactory evidence of Borrower's ability to reimburse Bank for any Drawing under the Letter of Credit for such redemption.

         (e) Personal Property Collateral. As collateral for Borrower's performance of its obligations to Bank under this Agreement, Borrower shall grant to Bank a first priority security interest in Borrower's Investment Account No. 14413400 (the "Investment Account"), including, without limitation, all financial assets credited to the Investment Account, all security entitlements with respect to the financial assets credited to the Investment Account, and any and all other investment property or assets maintained or recorded in the Investment Account (whether held in Borrower's name or as a Bank collateral account for the benefit of Borrower) maintained with Wells Fargo Capital Management, the Reimbursement Deposit Account and all replacements or substitutions for either the Investment Account or the Reimbursement Deposit Account, including any accounts resulting from a renumbering or other administrative re-identification thereof (together with the Investment Account and the Reimbursement Deposit Account, the "Collateral"). Borrower hereby represents, warrants and covenants to Bank that the Collateral is, free and clear of liens and encumbrances, other than liens and encumbrances in favor of Bank, and shall continue to remain free and clear of liens and encumbrances through the Termination Date.

         SECTION 5.        ISSUANCE OF THE LETTER OF CREDIT.

         (a) Agreement of Bank. On the terms set forth in this Agreement and subject to the satisfaction of the conditions set forth in Section 5(b) below on the Date of Issuance, Bank shall issue the Letter of Credit in the Stated Amount effective on the Date of Issuance.

         (b) Conditions Precedent to Issuance of the Letter of Credit. The obligation of Bank to issue the Letter of Credit is subject to the following conditions precedent:

                  (i) Bank shall have received on or before the Date of Issuance the following, each dated such date and, in form and substance as is satisfactory to Bank and its counsel:

                           (A) Executed security agreements and/or pledge agreements, together with any addendum thereto, each in form and substance satisfactory to Bank, duly executed by Borrower granting to Bank a first priority security interests in the Collateral and Bank Bonds, such agreements to contain such other covenants and agreements as Bank in its sole discretion may require, including, without limitation, covenants not to encumber or dispose of the Collateral (collectively, the "Security Agreements");

                           (B)      Executed securities account control
                  agreement, in form and substance satisfactory to Bank, duly executed by Borrower and an intermediary acceptable to Bank, to perfect Bank's security interest in the Investment Account, such agreement to contain such other covenants and agreements as Bank in its sole discretion may require, including, without limitation, covenants not to encumber or dispose of the Collateral (the "Control Agreement");

                           (C) An opinion of Foley & Lardner, Bond Counsel (as defined in the Indenture), dated as of the Date of Issuance, in form and substance satisfactory to Bank, opining that the delivery of the Letter of Credit to the Trustee and the transactions contemplated by this Agreement are authorized under and in compliance with the terms of the Indenture and addressing such other matters as Bank may request (the "Bond Counsel Opinion");

                           (D) An opinion of Gray Cary Ware & Freidenrich LLP, Borrower's counsel, dated as of the Date of Issuance, in form and substance satisfactory to Bank, regarding the due authorization, delivery, execution and enforceability of this Agreement and the Related Documents and addressing such other matters as the Bank may request (the "Borrower's Counsel Opinion" and together with the Bond Counsel Opinion, the "Opinions");

                           (E) Written evidence from the Rating Agency (as defined in the Indenture) to the effect that such rating agency has reviewed the proposed Letter of Credit and (i) if the Bonds are in a Weekly Interest Rate Period (as defined in the Indenture) or the effective date of such Letter of Credit will be on the first day of a new Term Interest Rate Period (as defined in the Indenture), indicating the prospective rating of the Bonds, and indicating that the Bonds will be rated at least "A", or (ii) if the Bonds are in a Term Interest Rate Period, stating that the delivery of such Letter of Credit will not, in and of itself, result in a lowering or withdrawal of the rating on the Bonds;

                           (F) Acknowledgment copies of proper UCC-1 Financing Statements, if any, duly filed in the office of all jurisdictions as may be necessary or, in the opinion of Bank, desirable and any other evidence that all other actions necessary or, in the opinion of Bank, desirable to perfect and protect the security interests and liens created by the Security Agreements have been taken;

                           (G) Executed copies of: (i) this Agreement; (ii) each of the Related Documents; and (iii) the Opinions;

                           (H) Certificates of the Borrower certifying as to its authority, and as to the incumbency and specimen signatures of its officers, to sign this Agreement and the Related Documents to which it is a party and the other documents to be delivered by Borrower hereunder, upon which Bank may rely until it receives a new such certificate and certified copies of organizational/formation documents of Borrower and each member of Borrower, including, but not limited to Borrower's Certificate of Incorporation and Bylaws;

                           (I) Financial statements of Borrower (signed by an authorized officer of Borrower), including an income and expense statement, a balance sheet, and a statement of cash flow and all footnotes, 10K, annual report and proxy statement;

                           (J) Resolutions from Borrower, authorizing the transactions contemplated by this Agreement and the Related Documents; and

                           (K) Such other documents, instruments, approvals (and, if requested by Bank, certified duplicates of executed copies thereof) or opinions, including opinions of Borrower's legal counsel, as Bank may reasonably request.

                  (ii) The following statements shall be true and correct on the Date of Issuance as they pertain to Borrower, Bank shall have received a certificate signed by Borrower dated the Date of Issuance, stating that:

                           (A) the representations and warranties contained in Section 7 of this Agreement or in any instrument delivered pursuant to or in connection with this Agreement are correct on and as of the Date of Issuance (and after giving effect to the issuance of the Letter of Credit) as though made on and as of such date;

                           (B) no Default or Event of Default has occurred and is continuing, or would result from the issuance of the Letter of Credit;

                           (C) no material adverse change has occurred in the operations or condition (financial or otherwise) of Borrower since the date of the most recent Financial Statements, except as disclosed in writing to Bank, or would result from the issuance of the Letter of Credit;

                           (D) the Collateral Value of the Investment Account shall be not less than the Stated Amount.

                  (iii) on or prior to the Date of Issuance, Bank shall have received reimbursement of Bank's fees and expenses (including outside counsel and allocated in-house counsel legal fees) incurred in connection with this Agreement and the Letter of Credit, together with payment of the Letter of Credit Fee due for the first quarter.

         SECTION 6. OBLIGATIONS ABSOLUTE. Except as hereinafter provided, the obligations of Borrower under this Agreement shall be absolute, unconditional and irrevocable and shall be paid and performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, the following circumstances:

         (a) any lack of validity or enforceability of the Letter of Credit or any of the Related Documents except if such lack of validity or enforceability results from Bank's gross negligence or willful misconduct;

         (b) any amendment or waiver of, or any consent to this Agreement or any Related Documents;

         (c) the existence of any claim, set-off, defense or other rights which Borrower may have at any time against Trustee, any beneficiary or any transferee of the Letter of Credit (or any Person for whom Trustee, any such beneficiary or any such transferee may be acting), Bank or any other Person, whether in connection with this Agreement, the Related Documents or any unrelated transaction; provided that nothing in this Section 6 shall prevent the assertion of any such claim by separate suit or counterclaim;

         (d) any statement in any certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

         (e) payment by Bank under the Letter of Credit against presentation of a draft or certificate which does not comply with the terms of the Letter of Credit except if such payment constitutes the gross negligence or willful misconduct of Bank;

         (f) any notice of nonrenewal of the Letter of Credit sent by Bank to Trustee not being received on time or at any time by Trustee;

         (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, other than resulting from Bank's gross negligence or willful misconduct;

         (h) any delay, extension of time, renewal, compromise or other indulgence agreed to by Bank, without notice to or approval of Borrower in respect to any of Borrower's indebtedness to Bank under this Agreement; or

         (i) any exchange, release or nonperfection of any lien or security interest in any collateral pledged or otherwise provided to secure any of the obligations contemplated herein or in any of the other Related Documents.

         SECTION 7. REPRESENTATIONS AND WARRANTIES. Borrower makes the following representations and warranties to Bank, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the full and final payment, and satisfaction and discharge, of all obligations of Borrower to Bank subject to this Agreement:

         (a) Authority/Enforceability. Borrower is in compliance with all laws and regulations applicable to its organization, existence and transaction of business and has all necessary rights and powers to carry on its business as now conducted.

         (b) Binding Obligations. Borrower is authorized to execute, deliver and perform its obligations under this Agreement and the Related Documents, and such obligations shall be valid and binding obligations of Borrower.

         (c) Legal Status/Formation and Organizational Documents. Borrower is a corporation validly existing and in good standing under the laws of the State of Delaware, and is qualified or licensed to do business in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower. Borrower has delivered to Bank all formation and organizational documents of Borrower, and all such formation and organizational documents remain in full force and effect and have not been amended or modified since they were delivered to Bank. Borrower shall immediately provide Bank with copies of any amendments or modifications of the formation or organizational documents.

         (d) Approvals. No further approval, authorization, consent, order, notice to or filing or registration with any governmental authority or any public board or body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction which were not required on or prior to the Date of Issuance) is legally required with respect to Borrower's participation in the issuance of the Bonds and the performance by Borrower of this Agreement and the Related Documents to which it is a party.

         (e) No Violation. Borrower's execution, delivery, and performance under this Agreement and the Related Documents do not: (a) require any consent or approval not heretofore obtained under any certificate of incorporation, bylaws or other document; (b) violate any governmental requirement applicable to the Borrower or any other statute, law, regulation or ordinance or any order or ruling of any court or governmental entity; (c) conflict with, or constitute a breach or default or permit the acceleration of obligations under any agreement, contract, lease, or other document by which the Borrower is bound or regulated; or (d) violate any statute, law, regulation or ordinance, or any order of any court or governmental entity.

         (f) Disclosure of Information. There are no facts that Borrower has failed to disclose to Bank that, individually or in the aggregate, could have a materially adverse effect on Borrower's ability to perform its obligations under any of the Related Documents. Each of the representations and warranties shall survive any investigations or inquiries made by Bank or any of its representatives.

         (g) Litigation. Except as disclosed to Bank in writing, there are no claims, actions, suits, or proceedings pending, or to Borrower's knowledge threatened, against Borrower.

         (h) Financial Condition. All financial statements and information heretofore and hereafter delivered to Bank by Borrower, including, without limitation, information relating to the financial condition of Borrower, fairly and accurately represent the financial condition of the subject thereof and have been prepared (except as noted therein) in accordance with generally accepted accounting principles consistently applied. Borrower acknowledges and agrees that Bank may request and obtain additional information from third parties regarding any of the above, including, without limitation, credit reports. There has been no material adverse change in the financial condition of Borrower since the dates of the latest financial statements furnished to Bank and, except as otherwise disclosed to Bank in writing, Borrower has not entered into any material transaction which is not disclosed in such financial statements.

         (i) Bond Proceeds. All of the proceeds received from the sale of the Bonds have been fully disbursed and used by Borrower to finance costs and expenses incurred in connection with the Project.

         (j) Accuracy. All reports, documents, instruments, information and forms of evidence delivered to Bank concerning or required by this Agreement or the Related Documents are accurate, correct and sufficiently complete to give Bank true and accurate knowledge of their subject matter, and do not contain any misrepresentation or omission.

         (k) Tax Liability. Borrower has filed all required federal, state, county and municipal tax returns and has paid all taxes and assessments owed and payable, and Borrower has no knowledge of any basis for any additional payment with respect to any such taxes and assessments.

         (l) Government Regulations. Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Interstate Act, the Public Utility Holding Company Act of 1935 or any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed.

         (m) Securities Activities. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (as defined within Regulations G, T and U of the Board of Governors of the Federal Reserve System), and not more than twenty-five percent (25%) of the value of Borrower's assets consists of such margin stock.

         (n) Environmental Matters. Except as disclosed by Borrower to Bank in writing prior to the date hereof, Borrower is in compliance in all material respects with all applicable federal or state environmental, hazardous waste, health and safety statutes, and any rules or regulations adopted pursuant thereto, which govern or affect any of Borrower's operations and/or properties, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Resource Conservation and Recovery Act of 1976, and the Federal Toxic Substances Control Act, as any of the same may be amended, modified or supplemented from time to time. None of the operations of Borrower is the subject of any active federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. Borrower does not have material contingent liability in connection with any release of any toxic or hazardous waste or substance into the environment.

         (o) Related Documents. Borrower makes the representations and warranties made by it in the Related Documents as if the same were set forth in this Agreement.

         (p) ERISA. Borrower is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended or recodified from time to time ("ERISA"); Borrower has not violated any provision of any defined employee pension benefit plan (as defined in ERISA) maintained or contributed to by Borrower (each, a "Plan"); no Reportable Event as defined in ERISA has occurred and is continuing with respect to any Plan initiated by Borrower; Borrower has met its minimum funding requirements under ERISA with respect to each Plan; and each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and under generally accepted accounting principles

         (q) Other Obligations. Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

         SECTION 8. COVENANTS OF BORROWER. So long as the Termination Date has not occurred or any amount is due or owing to Bank hereunder, Borrower agrees that it will comply with the following covenants:

         (a) Reporting Requirements. Borrower will deliver, in form and detail satisfactory to Bank and consistent with GAAP:

                           (i) not later than one hundred twenty (120) days after and as of each fiscal year end of Borrower, an audited and consolidated financial statement of Borrower, prepared by an independent certified public accountant acceptable to Bank, to include a balance sheet, an income statement, a statement of cash flow, together with all supporting schedules and footnotes, Borrower's 10K, Borrower's annual report and proxy statement; and

                           (ii) not later than forty-five (45) days after and as of the end of each fiscal quarter end of Borrower, consolidated financial statements of Borrower, prepared by Borrower, to include a balance sheet, an income statement and Borrower's 10Q.

         (b) Collateral Value. The Collateral Value of the Investment Account shall at all times be equal to or greater than one hundred percent (100%) of the Stated Amount. In the event the Collateral Value, for any reason and at any time, is less than the required amount, Borrower shall promptly deposit additional assets of a nature satisfactory to Bank into the Investment Account in amounts sufficient to achieve the required Collateral Value.

         (c) ERISA Compliance. Borrower shall at all times comply with the provisions of ERISA with respect to any retirement or other employee benefit plan to which it is a party as employer, and as soon as possible after Borrower knows, or has reason to know, that any Reportable Event (as defined in ERISA) with respect to any such plan of Borrower has occurred, it shall furnish to Bank a written statement setting forth details as to such Reportable Event and the action, if any, which Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event furnished to the Pension Benefit Guaranty Corporation.

         (d) Further Assurances. Upon Bank's request and at Borrower's sole cost and expense, Borrower shall execute, acknowledge and deliver any other instruments and perform any other acts necessary, desirable or proper, as determined by Bank, to carry out the purposes of this Agreement and the Related Documents or to perfect and preserve any liens created by this Agreement or the Related Documents.

         (e) Conduct of Business and Maintenance of Existence. Borrower will preserve, renew and keep in full force and effect all rights, privileges, contracts and leases necessary or desirable for the normal conduct of its business. Borrower will also continue to conduct its business in an orderly manner without voluntary interruption and remain qualified to do business in the States of Delaware and California and in each other jurisdiction where such qualification is required.

         (f) Compliance with Laws. Borrower will comply, in all material respects, with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings; provided, however, that the foregoing shall not require compliance with any such law, ordinance, rule, regulation and/or requirement so long as failure to comply shall not have a material adverse effect on the condition of Borrower its ability to perform their obligations under this Agreement and the Related Documents.

         (g) Inspection of Property, Books and Records. Borrower will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to their business and activities. Borrower will permit representatives of Bank at reasonable times and intervals upon prior written notice to visit and inspect any of Borrower's properties, books and records, to examine and make copies of, subject to proprietary and confidentiality policies and agreements binding upon Borrower, of any books and records, and to discuss its affairs, finances and accounts with its employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

         (h) Notices. Borrower will promptly give written notice to Bank of the occurrence of any Default or Event of Default at the earliest possible date after discovery of such Default or Event of Default, but in any event no later than three (3) Business Days following discovery of a Default or Event of Default relating to payment obligations of Borrower, and five (5) Business Days following discovery of any other Default or Event of Default, signed by Borrower setting forth the details of, and the actions which Borrower proposes to take with respect to, such Default or Event of Default. Borrower will also promptly give notice to Bank of any pending or threatened action, suit or proceeding with a claim against Borrower in excess of $250,000.00, or of any other action, suit or proceeding with a claim in any amount, which could materially and adversely affect the operations or the conditions (financial or otherwise) of Borrower.

         (i) Related Documents. Borrower will comply with the terms and covenants of the Related Documents to which it is a party. Borrower will not amend, modify or terminate or agree to amend, modify or terminate any Related Documents other than as otherwise set forth therein.

         (j) Taxes and Other Liabilities. Borrower shall pay and discharge when due any and all indebtedness, obligations, assessments and taxes, both real and personal and including federal and state income taxes, except such as Borrower may in good faith contest or as to which a bona fide dispute may arise, provided provision is made to the satisfaction of Bank for eventual payment thereof in the event that it is found that the same is an obligation of Borrower.

         (k) Maintenance of Property; Insurance. Borrower will keep all property useful and necessary in its business in reasonably good working order and condition and will, except to the extent tenants are required to do so, maintain, with financially sound and reputable insurance companies, insurance on all its property of the types, in the amounts and against such risks as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business, including, but not limited to, fire, extended coverage, public liability, property damage and workers' compensation, and will deliver to Bank from time to time at Bank's request schedules setting forth all insurance then in effect.

         SECTION 9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

         (a) Required Payments. Borrower shall fail to pay when due any amount specified under this Agreement or any Related Document or to deposit with Bank any amount specified in this Agreement when due to be deposited; or

         (b) Misrepresentation. Any representation or warranty made by Borrower in this Agreement or in any Related Document or in any certificate, financial or other statement furnished by Borrower pursuant to this Agreement shall prove to have been untrue or incomplete in any material respect when made; or

         (c) Other Covenants. Borrower shall fail to perform or observe any material term, covenant or agreement on its part to be performed or observed hereunder or under the Security Agreements (other than as specified in paragraphs (a) and (b) above); provided, however, that if a cure period is provided for the remedy of such failure, Borrower's failure to perform will not constitute an Event of Default until such date as the specified cure period expires; or

         (d) Collateral. (i) Any impairment of the rights of Bank in any Collateral or Proceeds, including, without limitation, any attachment or like levy on any Collateral or Proceeds; or (ii) Bank, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

         (e) Invalidity. Any material provision of this Agreement or any Related Document shall at any time for any reason cease to be in full force and effect or valid and binding on Borrower, or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower, or Borrower shall deny that it has any further liability or obligation under this Agreement or any Related Document, and such event shall have or be likely to have a material adverse effect on the condition of Borrower and its ability to perform its obligations under this Agreement and the Related Documents; or

         (f)      Voluntary Bankruptcy; Insolvency; Dissolution. Borrower shall:
(i) apply for or consent to the appointment of a receiver, trustee, custodian, liquidator or the like of Borrower or any of its property; or (ii) admit in writing its inability to pay its debts generally as they become due; or (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent; or (v) commence a voluntary case under the Bankruptcy Code or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding; or (vi) shall take any corporate action for the purpose of effecting any of the foregoing; or

         (g) Involuntary Bankruptcy. If without the application, approval or consent of Borrower, an involuntary case or other proceeding shall be instituted in any court of competent jurisdiction, under the Bankruptcy Code or any law relating to bankruptcy, insolvency, reorganization, or relief of debtors seeking in respect of Borrower, an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding-up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of Borrower, or of all or any substantial part of the assets of Borrower, or other like relief in respect thereof under any bankruptcy or insolvency law; or

         (h) Other Defaults. (i) Borrower shall default in the payment or performance of any tax liability, provided, however, such default in the payment or performance of any tax liability in which Borrower may in good faith contest or as to which a bona fide dispute has arisen shall not constitute a default under this Section 9(h), provided Borrower has made provision satisfactory to Bank for eventual payment thereof if it is determined that the same is an obligation of Borrower; or (ii) Borrower shall default in any obligation under any Related Document; or (iii) any defined event of default occurs under any Related Document; or (iv) Borrower (A) fails to make any payment when due (whether by scheduled maturity, acceleration or otherwise) in respect of any indebtedness, whether direct or contingent (other than indebtedness under this Agreement) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $500,000, or (B) fails to observe or perform any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit any holder of such indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause such indebtedness to be demanded or to become due or to be repurchased or redeemed prior to its stated maturity and, with respect to any failure under Section 9(h)(iv), such failure remains unremedied for a period of fifteen (15) calendar days; or

         (i) Material Adverse Change. There shall exist or occur any event or condition which Bank reasonably and in good faith believes impairs or is substantially likely to impair the prospect of payment or performance by Borrower of its obligations under this Agreement or the Related Documents; or

         (j) Change in Business. Borrower suspends the transaction of its usual business or is no longer listed on the NASDAQ stock market; provided, however, that if the sole reason Borrower is no longer listed on the NASDAQ stock market is due to the acquisition of all of Borrower's outstanding stock in a going private transaction, then such listing change shall not constitute an Event of Default.

         SECTION 10. REMEDIES. Upon the occurrence of an Event of Default, Bank may, and upon the occurrence of an Event of Default for which Bank has received a notice from Trustee that an event of default has occurred under the Indenture and such default is not cured by Borrower within the applicable time period, Bank shall, declare all amounts payable by Borrower under this Agreement to be immediately due and payable (and the same shall upon such notice become immediately due and payable), in each case without any presentment, demand, protest or other notice or formality of any kind. Upon any such occurrence, Bank may, in addition, (a) exercise all of its rights and remedies under any Related Document (to which Bank is a party or Bank is a third party beneficiary) or applicable law, (b) require Trustee to redeem all Bonds as provided in the Indenture, or (c) exercise all or any combination of the remedies provided for in this Section.

         SECTION 11. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 12. NOTICES. Except as expressly provided for herein, all notices and other communications provided for hereunder and in the Security Agreements shall be in writing (including tested telex, telegraphic and facsimile communication) and mailed, telegraphed, telexed, faxed or delivered to each party at the address or telex or facsimile number specified for such party on the signature page of this Agreement, or at such other address or telex or facsimile number as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed, telegraphed or faxed, be effective when received addressed as aforesaid, if telexed, when the appropriate answer back is received, and if faxed, when confirmation of receipt is received. Communications by Trustee with Bank with respect to the Letter of Credit shall be made as provided in the Letter of Credit. Any tested telex, telegraphic or facsimile communication provided to Bank hereunder shall be promptly followed by a written confirmation thereof.

         SECTION 13. NO WAIVER; REMEDIES. No failure on the part of Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 14. RIGHT OF SET-OFF; WAIVER OF RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, Bank is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower), to set-off and apply any and all deposits (general or special, time or demand, provisional or final, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) at any time held and other indebtedness at any time owing by Bank to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under this Agreement, irrespective of whether or not Bank shall have made any demand under this Agreement and although such obligations may be contingent and unmatured. Bank agrees promptly to notify Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Bank under this Section are in addition to other rights and remedies which Bank may have including, without limitation, other rights of set-off; provided, however, that Bank waives any such right, and any other similar right it may have at law or otherwise, during the pendency of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation, or similar proceedings against Borrower under the laws of any jurisdiction, to the extent that the exercise of such rights during the pendency of such proceedings would result in Bank's being released, prevented or restrained from or delayed in fulfilling Bank's obligations with respect to the Letter of Credit, as provided herein.

         SECTION 15. INDEMNIFICATION. In addition to its other obligations hereunder, Borrower hereby agrees, to the fullest extent permitted by law, to indemnify and hold harmless Bank, its officers, directors, employees and agents (collectively, the "Indemnitees") from and against any and all claims, damages, losses, liabilities, costs or expenses (collectively "Claims") (including attorneys' fees) whatsoever which the Indemnitees may incur (or which may be claimed against the Indemnitees by any Person) by reason of or in connection with (a) any failure by Borrower to comply with applicable federal and state laws and regulations, including, without limitation, any such laws and regulations pertaining to the Bonds and the Related Documents; (b) any breach by Borrower of any representation, warranty or covenant made in or pursuant to this Agreement; (c) any action by Bank upon, in accordance with or as a result of receiving a Facsimile Demand (as defined below), whether such Facsimile Demand was received by Bank prior to or after the Expiration Date of the Letter of Credit; or (d) any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain Bank from paying any amount under the Letter of Credit. Nothing in this Section 15 is intended to limit any obligation of Borrower contained in this Agreement or to include any Claims caused by Bank's gross negligence or willful misconduct.

         If any action shall be brought against Bank or any other Indemnitee in respect of which indemnity may be sought against Borrower, Bank shall promptly notify Borrower in writing, and Borrower shall promptly assume the defense thereof, including the employment of counsel (the selection of which shall have been approved by Bank), the payment of all expenses and the right to negotiate and consent to settlement. In addition, Bank shall have the right at Borrower's expense to employ separate counsel and to participate in the defense of any such action if Bank has been advised by counsel of recognized standing in matters of banking or securities laws that it has defenses or causes of action separate from those of Borrower. If Borrower elects not to defend such action, Bank shall have the right to employ counsel to defend such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be at the expense of Borrower. Borrower shall not be liable for any settlement of any such action effected without its consent by Bank, but if settled with the consent of Borrower or if there be a final judgment for the plaintiff in any such action against Borrower or Bank, with or without the consent of Borrower, Borrower agrees to indemnify and hold harmless Bank to the extent provided herein.

         SECTION 16. CONTINUING OBLIGATION. The obligation of Borrower under this Agreement shall continue until the Termination Date and shall (i) be binding upon Borrower and Bank, their successors and assigns, and (ii) inure to the benefit of and be enforceable by Bank and Borrower and their successors and assigns. Notwithstanding the foregoing, the indemnities set forth in Section 15 hereof shall survive the termination of this Agreement.

         SECTION 17. TRANSFER OF LETTER OF CREDIT. The Letter of Credit may be transferred in accordance with the provisions set forth therein and in the Indenture. All fees and costs incurred in connection with any transfer of the Letter of Credit shall be for the account of Borrower.

         SECTION 18. LIABILITY OF BANK. As between Borrower and Bank, Borrower assumes all risk of the acts or omissions of the Trustee and any transferee of the Letter of Credit with respect to its use of the Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude Borrower from pursuing such rights and remedies as they may have against Trustee at law or in equity or under any other agreement; unless any such act or omission is the result of Bank's willful misconduct or gross negligence.

         SECTION 19. COSTS, EXPENSES, ATTORNEYS' FEES AND TAXES; ALLOCATION OF INCREASED COSTS.

         (a) Costs, Expenses, Attorneys' Fees and Taxes. Borrower agrees to pay on demand by Bank all costs, expenses and attorneys' fees incurred or assessed by Bank in connection with the preparation, execution and delivery of this Agreement, the Letter of Credit (including any extensions thereof), any Related Document and any other documents, agreements or certificates which may be delivered in connection with this Agreement, the Letter of Credit and any Related Document, any waiver or amendment or the giving of any consent under, this Agreement, the Related Documents and such instruments or any transfer of the Letter of Credit, including, without limitation, the fees and out-of-pocket expenses of counsel for Bank (to include outside counsel fees and all allocated costs of Bank's in-house counsel) with respect thereto and with respect to advising Bank as to its rights and responsibilities under this Agreement, all costs and expenses, including the fees and out-of-pocket expenses of counsel for Bank (to include outside counsel fees and all allocated costs of Bank's in-house counsel), if any, in connection with the enforcement of this Agreement and such other documents which may be delivered in connection with this Agreement or the defense of any provision of this Agreement, any of the other Related Documents, or as a consequence of any Default or Event of Default under the Related Documents, with or without the filing of any legal action or proceeding, and including, without limitation, any fees and expenses incurred in any bankruptcy proceeding of the Borrower, together with interest thereon from the date of such demand until paid at the Default Rate. In addition, Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the Letter of Credit, the Related Documents and such other documents and agrees to save Bank harmless from and against any an all liabilities with respect to or resulting from any delay by Borrower in paying or omitting to pay such taxes and fees. Bank agrees promptly to notify Borrower of any such taxes and fees which are incurred by Bank.

         (b) Allocation of Increased Costs. If any past, present or future legislative, administrative or judicial action has the direct or indirect effect of imposing upon Bank any requirement or condition regarding this Agreement, the Letter of Credit, or any Related Document that directly or indirectly increases the cost to Bank of issuing, maintaining or honoring draws under the Letter of Credit, over the cost thereof as of the date of this Agreement, Bank shall so notify Borrower and Borrower shall pay to Bank on or before the due date or dates specified in Bank's notice all additional amounts necessary to compensate Bank for such additional costs. Bank shall deliver to Borrower a certificate showing the amount and manner of calculation of such increased costs, and stating that the assessment of such increase in costs is fair and reasonable and has not been arbitrarily applied to Borrower. Such certificate shall be conclusive (absent manifest error) as to such amount. Without limiting the generality of the foregoing, if (a) any insurance premium is imposed by the Federal Deposit Insurance Corporation or other similar banking authority in connection with the Letter of Credit, (b) any reserve requirement is imposed by any banking authority in connection with the Letter of Credit, or (c) any capital adequacy requirement not currently in effect is imposed by any banking authority which has the effect of reducing the anticipated return on capital of Bank in connection with the Letter of Credit, then the cost to Bank of such premium, reserve requirement and/or capital adequacy requirement shall be payable by Borrower as an additional cost in accordance with this Section.

         SECTION 20. NO THIRD PARTY BENEFICIARIES. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other of the Related Documents to which it is not a party.

         SECTION 21. TIME. Time is of the essence of each and every provision of this Agreement and each other of the Related Documents.

         SECTION 22. SEVERABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         SECTION 23. SUCCESSORS, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided, however, that Borrower may not assign or transfer its interest hereunder without Bank's prior written consent. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank's rights and benefits under this Agreement and each of the Related Documents. In connection therewith, Bank may disclose, subject to Section 24 herein, all documents and information which Bank now has or may hereafter acquire relating to any credit subject hereto, Borrower or its business or any collateral required hereunder.

         SECTION 24. CONFIDENTIALITY. Bank agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed: (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement or any other Related Document; (e) in connection with the exercise of any remedies hereunder or under any Related Document or any suit, action or proceeding relating to this Agreement or any Related Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this section, to (i) any Transferee, or any prospective Transferee of, any of its rights or obligations under this Agreement or any Related Document or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of Borrower; (g) with the consent of Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this section or (ii) becomes available to Bank on a non-confidential basis from a source other than Borrower; provided, however, that Bank may not disclose such information to the extent that it has become available to Bank under this Section 24(h)(ii) if such source has violated a confidentiality agreement with Borrower and Bank has actual knowledge of the violation of such agreement; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about Bank's or its Affiliates' investment portfolio in connection with ratings issued with respect to Bank or its Affiliates. In addition, Bank may disclose the existence of this Agreement and the other Related Documents and information about this Agreement and the other Related Documents to market data collectors, similar service providers to the lending industry, and service providers to Bank in connection with the administration and management of the Letter of Credit, this Agreement and the other Related Documents. For the purposes of this section, "Information" means all information received from Borrower relating to Borrower or its business, other than any such information that is available to Bank on a non-confidential basis prior to disclosure by Borrower; provided that, in the case of information received from Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         SECTION 25. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to conflicts of law principles. Unless Bank otherwise specifically agrees in writing, the Letter of Credit, even if it is not a documentary credit, the opening of the Letter of Credit, the performance by Bank under the Letter of Credit, and the performance by the beneficiary and any advising, confirming, negotiating, paying or other bank under the Letter of Credit, shall be governed by and be construed in accordance with the UCP in force on the Date of Issuance of the Letter of Credit.

         SECTION 26.       CONSENT OF JURISDICTION AND VENUE, ETC.

         (a) Borrower irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement or such other documents which may be delivered in connection with this Agreement may be brought in a court of record in the State of California or in the Courts of the United States of America located in the State of California, (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding, and
(iii) waives any objection which it may have to the laying of venue of any suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Borrower irrevocably consents to the service of any and all process in any such suit, action or proceeding by mailing of copies of such process to Borrower at its addresses specified on the signature page hereto by certified mail, return receipt requested. Borrower agrees that a final and non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (b) Nothing in this Section shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any suit, action or proceeding against Borrower or its property in the courts of any other jurisdictions.

         SECTION 27. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         SECTION 28. SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to Bank, the determination of such satisfaction shall be made by Bank in its sole and exclusive judgment.

         SECTION 29. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement or any of the Related Documents by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement or such Related Document, as applicable.

         SECTION 30. RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies of Bank under this Agreement are in addition to all rights and remedies of Bank as a bondholder under the Indenture.

         SECTION 31. BANK RELIANCE. It is specifically understood by Borrower that all statements, representations and warranties made by Borrower in this Agreement and any other Related Document to which any Borrower is a party shall be deemed to have been relied upon by Bank as an inducement to enter into this Agreement and the other agreements contemplated hereby and that if any such statements, representations and warranties were materially incorrect at the time they were made, Bank may consider any such misrepresentation or breach an Event of Default hereunder. Each of the representations and warranties shall survive any investigations or inquiries made by Bank or any of its representatives.

         SECTION 32. PERMITTED CONTESTS. Borrower shall have the right, before any delinquency occurs, to contest or object in good faith to any claim, demand, levy or assessment (other than in respect of any indebtedness or obligation of Borrower under any of the Related Documents), by appropriate legal proceedings which are not prejudicial to Bank's rights, but this shall not be deemed or construed as in any way relieving, modifying or providing any extension of time with respect to Borrower's covenant to pay and comply with any such claim, demand, levy or assessment, unless Borrower shall have given prior written notice to Bank of Borrower's intent to so contest or object thereto, and unless (i) Borrower shall have demonstrated to Bank's satisfaction that such legal proceedings shall conclusively operate to prevent enforcement prior to final determination of such proceedings, and (ii) Borrower shall have furnished such bond, surety, undertaking, or other security in connection therewith as is requested by and satisfactory to Bank, in the amount of such claim plus reasonable sums to pay costs, interest and penalties, to assure payment of the matters under contest and to prevent any sale or forfeiture of the Project.

         SECTION 33.       ARBITRATION.

         (a) Arbitration. Upon the demand of any party, any dispute shall be resolved by binding arbitration (except as set forth in Sections 33(e) and (f) below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement or any of the Related Documents and each other document, contract and instrument required hereby or thereby or now or hereafter delivered to Bank in connection herewith or therewith, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the foregoing documents, including, without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the foregoing documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

         (b) Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the foregoing documents. The arbitration shall be conducted at a location in California selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under Section 91 of Title 12 of the United States Code or any similar applicable state law.

         (c) No Waiver; Provisional Remedies, Self-Help and Foreclosure. No provision hereof shall limit the right of any party to exercise self-help remedies such as sotoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including, without limitation, injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration or reference hereunder.

         (d) Arbitrator Qualifications and Powers; Awards. Arbitrators must be active members of the California State Bar or retired judges of the state or federal judiciary of California, with expertise in the substantive law applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the State of California, (ii) may grant any remedy or relief that a court of the State of California could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the California Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided, however, that all three arbitrators must actively participate in all hearings and deliberations.

         (e) Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the State of California, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (1) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (2) whether the conclusions of law are erroneous under the substantive law of the State of California. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the State of California.

         (f) Real Property Collateral; Judicial Reference. Notwithstanding anything herein to the contrary, no Dispute shall be submitted to arbitration if the Dispute concerns indebtedness secured directly or indirectly, in whole or in part, by any real property unless (i) the holder of the mortgage, lien or security interest specifically elects in writing to proceed with the arbitration, or (ii) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of California, thereby agreeing that all indebtedness and obligations of the parties, and all mortgages, liens and security interests securing such indebtedness and obligations, shall remain fully valid and enforceable. If any such Dispute is not submitted to arbitration, the Dispute shall be referred to a referee in accordance with California Code of Civil Procedure Section 638 et seq., and this general reference agreement is intended to be specifically enforceable in accordance with such Section 638. A referee with the qualifications required herein for arbitrators shall be selected pursuant to the AAA's selection procedures. Judgment upon the decision rendered by a referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

         (g) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the foregoing documents or the subject matter of the Dispute shall control. This Agreement may be amended or modified only in writing signed by Bank and Borrower. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement. This arbitration provision shall survive termination, amendment or expiration of any of the foregoing documents or any relationship between the parties.

         SECTION 34. FACSIMILE TRANSMISSIONS OF DEMANDS UNDER THE LETTER OF CREDIT. Borrower has requested that Bank issue the Letter of Credit in a form which permits Trustee to use facsimile transmission equipment ("FTE") to transmit to Bank such demands as may be made by Trustee from time to time under the Letter of Credit, and as are authorized therein. Each such transmission sent by FTE shall be in such form as may be determined by Trustee, which otherwise complies with the requirements of the Letter of Credit. Each demand as may be received by Bank by FTE shall be referred to hereinafter individually as a "Facsimile Demand" and collectively as the "Facsimile Demands". Bank has agreed to issue the Letter of Credit providing for Facsimile Demands, only upon Borrower's agreement to the following additional terms and conditions:

         (a) Borrower acknowledges that Bank is not obligated to Borrower to issue letters of credit which provide for Facsimile Demands, but that Bank has agreed to do so at Borrower's request and solely as a convenience to Borrower and Trustee. Borrower further acknowledges that such Facsimile Demands cause additional risks for Bank as follows: (i) Facsimile Demands may or may not ever be completely received by Bank due to defective or incomplete transmission, mechanical breakdowns, empty paper supplies and innumerable other reasons affecting the transmission or reception by FTE; (ii) a Facsimile Demand, if received, may be illegible or undecipherable, or missing pages or portions of pages; (iii) a Facsimile Demand may not be in a form to permit Bank to determine whether such a Facsimile Demand constitutes a conforming demand or a draw under the Letter of Credit; (iv) a Facsimile Demand may be received by Bank following the Expiration Date of the Letter of Credit and Trustee claims to have transmitted such Facsimile Demand prior to such Expiration Date; (v) a Facsimile Demand may be determined to be non-conforming after such time as the Letter of Credit has expired, leading to uncertainty and ambiguity as to the relative rights and duties of the parties to the Letter of Credit.

         (b) Borrower understands that Bank will not see the original of the draw, demand or notification underlying the Facsimile Demand and that Bank may have relied upon such Facsimile Demand in transferring funds to the account of Trustee, and that Bank may not be able to verify that the Facsimile Demand has been received by Bank prior to the Expiration Date of the Letter of Credit and in such a form that Bank can determine that such Facsimile Demand constitutes a conforming demand or draw under the Letter of Credit. Borrower also understands that Bank has agreed to receive Facsimile Demands in this manner as an accommodation to Borrower, and that Borrower therefore accepts the risk that a Facsimile Demand, whether heretofore or hereafter received by Bank so as to permit Bank's timely action in accordance therewith; may not have been received in such a form as to constitute a conforming demand or draw under the Letter of Credit; even though sent by Trustee so as to permit adequate opportunity for cure if non-conforming, may not have been received by Bank until after such time as Trustee may reasonably have an opportunity to cure.

         (c) Borrower acknowledges that the use of FTE to transmit Facsimile Demands to Bank, and Bank's ability to act upon and in accordance with Facsimile Demands so received, may be interrupted by industrial disputes, acts of government, fires, power failures, computer malfunctions, civil disturbances or other causes or events not within the control of Bank.

         (d) Borrower hereby waives, in advance, any defense to payment by Bank of any Facsimile Demand due to resubmission of any such Facsimile Demand following the Expiration Date of the Letter of Credit. In addition, Borrower agrees to indemnify and reimburse Bank immediately upon demand for any payment or payments made by Bank under or in connection with any Facsimile Demand. The foregoing reimbursement obligations of Borrower shall be considered "Reimbursement Obligations" of Borrower under this Agreement.

         (e) This Section 34 shall apply to and govern all Facsimile Demands made under the Letter of Credit.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

         Executed as of the date first written above.

BORROWER:                                BANK:

AXT, INC.                                WELLS FARGO BANK,
                                          NATIONAL ASSOCIATION

By: /s/ Morris S. Young                  By: /s/ Manao Keegan
    --------------------------               --------------------------
    Morris S. Young                          Manao Keegan
    President                                Vice President

Address for Notices:                     Address for Notices:
     4281 Technology Drive                    Wells Fargo Bank, Peninsula RCBO
     Fremont, California 94538                400 Hamilton Avenue, P.O. Box 150
     Attention: Donald L. Tatzin              Palo Alto, CA 94302
                                              Attention: Manao Keegan

Facsimile: (510) 438-4793                Facsimile: (650) 328-0814

                                    EXHIBIT A

                          IRREVOCABLE LETTER OF CREDIT

                                                                       EXHIBIT A



                          IRREVOCABLE LETTER OF CREDIT



                                                                   April 7, 2003
                                                                         --

                                                  Letter of Credit No. NZS472650

BNY Western Trust Company
700 South Flower Street, Suite 500
Los Angeles, California 90017
Attn: Corporate Trust Department

Ladies and Gentlemen:

      We hereby establish in your favor at the request and for the account of AXT, Inc., a Delaware corporation (formerly known as American Xtal Technology, Inc.), our irrevocable letter of credit (this "Letter of Credit") in the amount of U.S. $9,022,930.00 (Nine Million Twenty-Two Thousand Nine Hundred Thirty and No/00 Dollars) in connection with the Bonds (as defined below) available with ourselves by sight payment against presentation of one or more (a) telegraphic demands, (b) signed and dated demands ("Signed Demands") or (c) telefacsimile demands ("Telefacsimile Demands") addressed by you to Wells Fargo Bank, N.A., Letter of Credit Operations Office, San Francisco, California, each in the form of Annex A (an "A Drawing"), Annex B (a "B Drawing"), Annex C (a "C Drawing"), Annex D (a "D Drawing"), Annex E (an "E Drawing"), or Annex F (an "F Drawing") hereto, with all instructions in brackets therein being complied with.

      Each such presentation must be made on a Business Day (as hereinafter defined) to our Letter of Credit Operations Office in San Francisco, California (presently located at 525 Market Street, 25th Floor, San Francisco, California 94105) at or before 5:00 p.m., San Francisco time on or before the Expiration Date (as hereinafter defined). This Letter of Credit expires at our above office on December 1, 2008 but shall be automatically extended, without written amendment, to December 1 in each succeeding calendar year up to, but not beyond, December 1, 2023, unless you shall have received at your address above our written notice sent by registered mail or express courier that we elect not to extend this Letter of Credit beyond the date specified in such notice, which date shall be December 1, 2008 or any subsequent December 1 occurring before December 1,2023 and be at least forty-five (45) calendar days after the date you receive such notice. AS used herein, the term "Expiration Date" means the earlier of (a) December 1, 2023 or (b) the date specified in any notice of non-extension received by you pursuant to the immediately preceding sentence as the date beyond which this Letter of Credit will not be extended. If the Expiration Date falls on a day which is not a Business Day, then such Expiration Date shall be automatically extended to the next succeeding Business Day. As used herein, the term "Business Day" means a day of the year on which our San Francisco Letter of Credit Operations Office is open for business.

      The amount of any demand presented hereunder will be the amount inserted in numbered Paragraph 4 of said demand. By honoring any such demand we make no representation as to the correctness of the amount demanded.

      We hereby agree with you that each demand presented hereunder in full compliance with the terms hereof will be duly honored by our payment to you of the amount of such demand, in immediately available funds of Wells Fargo Bank,
N.A.:

                                                                       EXHIBIT A



      (i) not later than 10:00 a.m., San Francisco time, on the Business Day following the Business Day on which such demand is presented to us as aforesaid if such presentation is made to us at or before noon, San Francisco time.

                                       or

      (ii) not later than 10:00 a.m., San Francisco time, on the second Business Day following the Business Day on which such demand is presented to us as aforesaid, if such presentation is made to us after noon, San Francisco time.

      Notwithstanding the foregoing, any demand presented hereunder, in full compliance with the terms hereof, for a C Drawing or D Drawing will be duly honored (i) not later than 12:30 p.m., San Francisco time, on the Business Day on which such demand is presented to us as aforesaid if such presentation is made to us at or before 8:00 a.m., San Francisco time, and (ii) not later than 11:00 a.m., San Francisco time, on the Business Day following the Business Day on which such demand is presented to us as aforesaid if such presentation is made to us after 8:00 a.m., San Francisco time.

      If the remittance instructions included with any demand presented under this Letter of Credit require that payment is to be made by transfer to an account with us or with another bank, we and/or such other bank may rely solely on the account number specified in such instructions even if the account is in the name of a person or entity different from the intended payee.

      With respect to any demand that is honored hereunder, the total amount of this Letter of Credit shall be reduced as follows:

      (A) With respect to any A Drawing or B Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand as of the time of presentation of such demand and shall not be reinstated;

      (B) With respect to any C Drawing or D Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand as of the time of presentation of such demand subject to reinstatement in full or in part, if and to the extent, prior to the Expiration Date, we are reimbursed from remarketing proceeds for all or a portion of such demand, at which time we shall advise you in writing of such reinstatement and the amount reinstated; and

      (C) With respect to any F Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand as of the time of presentation of such demand; provided, however, that such amount shall be automatically reinstated on the tenth (10th) calendar day following the date of presentation of such demand unless (i) you shall have received notice from us by telegraph, telex, courier service or registered mail at the above address within seven (7) calendar days after the presentation of such demand that there shall be no such reinstatement, or (ii) the tenth (10th) calendar day after such presentation would be after the Expiration Date.

      Upon presentation to us of an E Drawing in compliance with the terms of this Letter of Credit, no further demand whatsoever may be presented hereunder.

      An F Drawing shall not be presented to us (i) more than once during any eighty-four (84) calendar day period, or (ii) with respect to any single F Drawing, for an amount more than Three Hundred Seven Thousand Nine Hundred Thirty and no/100 Dollars ($307,930.00).

                                                                       EXHIBIT A


      Except as otherwise provided herein, this Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1993 Revision), Publication No. 500 of the International Chamber of Commerce (the "UCP"); provided, however, that Article 41, paragraphs d, e, f, g, h, i and j of Article 48 and the second sentence of
Article 17 shall not apply to this Letter of Credit. Furthermore, as provided in the first sentence of Article 17 of the UCP, we assume no liability or responsibility for consequences arising out of the interruption of our business by Acts of God, riots, civil commotions, insurrections, wars or any other causes beyond our control, or strikes or lockouts. As to matters not covered by the UCP and to the extent not inconsistent with the UCP or made inapplicable by this Letter of Credit, this Letter of Credit shall be governed by the laws of the State of California, including the Uniform Commercial Code as in effect in the State of California, without giving effect to conflicts of law principles.

      This Letter of Credit is transferable and may be transferred more than once, but in each case only in the amount of the full unutilized balance hereof to any single transferee who you shall have advised us pursuant to Annex G has succeeded BNY Western Trust Company or a successor trustee as Trustee under the Indenture, dated as of December 1, 1998, as supplemented from time to time (the "Indenture") between AXT, Inc. (formerly known as American Xtal Technology, Inc.), as Issuer, and BNY Western Trust Company (successor trustee to Harris Trust Company of California), as Trustee, pursuant to which U.S. $11,615,000.00 in aggregate principal amount of American Xtal Technology, Inc. Variable Rate Taxable Demand Revenue Bonds Series 1998 (Xtal Project) (the "Bonds") were issued. Transfers may be effected only through ourselves and only upon presentation to us of a duly executed instrument of transfer in the form attached hereto as Annex G. Any transfer of this Letter of Credit as aforesaid must be endorsed by us on the reverse hereof and may not change the place of presentation of demands from our Letter of Credit Operations Office in San Francisco, California.

      All payments hereunder shall be made from our own funds.

                                                                       EXHIBIT A



      This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds and the Indenture), except the UCP to the extent provided herein, and to the extent that the UCP is not inconsistent with or made inapplicable by this Letter of Credit; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except the UCP to the extent provided herein.


                                           WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION



                                           By:
                                              ----------------------------

 Letter of Credit Operations Office
       Telephone Nos.:
       (415) 396-5458 and
       (415) 396-4014

 Letter of Credit Operations Office
       Telefacsimile No.:
       (415) 284-9453

                                                                       EXHIBIT A


                       Annex A to Wells Fargo Bank, N.A.
                          Irrevocable Letter of Credit
                                 No. NZS472650


Wells Fargo Bank, N.A.
Letter of Credit Operations Office
San Francisco, California

              FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER:

      [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, N.A. (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS472650 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" IF USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

      (1)   THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE
            INDENTURE.

      (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF PRINCIPAL UPON AN OPTIONAL AND/OR MANDATORY REDEMPTION OF LESS THAN ALL OF THE BONDS CURRENTLY OUTSTANDING.

      (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS: [INSERT REMITTANCE INSTRUCTIONS].

      (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

      (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN SAN FRANCISCO, CALIFORNIA REGARDING THE AMOUNT OF THIS DEMAND AND THE DATE AND TIME BY WHICH PAYMENT IS DEMANDED.

                                                                       EXHIBIT A


      (6) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SAN FRANCISCO TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.

                          [INSERT NAME OF BENEFICIARY]

               [FOR SIGNED AND TELEFACSIMILE DEMANDS ONLY, INSERT
                               SIGNATURE AND DATE]

                                                                       EXHIBIT A





                     Annex B to Wells Fargo Bank, N.A.
                       Irrevocable Letter of Credit
                               No. NZS472650


Wells Fargo Bank, N.A.
Letter of Credit Operations Office
San Francisco, California

              FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER:

      [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, N.A. (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS472650 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" IF USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

      (1)   THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE
            INDENTURE.

      (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF UNPAID INTEREST UPON AN OPTIONAL AND/OR MANDATORY REDEMPTION OF LESS THAN ALL OF THE BONDS CURRENTLY OUTSTANDING.

      (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AFORESAID BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:
            [INSERT REMITTANCE INSTRUCTIONS].

      (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

      (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN SAN FRANCISCO, CALIFORNIA REGARDING THE AMOUNT OF THIS DEMAND AND THE DATE AND TIME BY WHICH PAYMENT IS DEMANDED.

                                                                       EXHIBIT A



      (6) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SAN FRANCISCO TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.

                          [INSERT NAME OF BENEFICIARY]

               [FOR SIGNED AND TELEFACSIMILE DEMANDS ONLY, INSERT
                               SIGNATURE AND DATE]

                                                                       EXHIBIT A




                          Annex C to Wells Fargo Bank, N.A.
                             Irrevocable Letter of Credit
                                 No. NZS472650

Wells Fargo Bank, N.A.
Letter of Credit Operations Office
San Francisco, California

              FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER:

      [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, N.A. (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS472650 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" IF USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

      (1)   THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE
            INDENTURE.

      (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF THE PRINCIPAL AMOUNT OF THOSE BONDS WHICH THE REMARKETING AGENT (AS DEFINED IN THE INDENTURE) HAS BEEN UNABLE TO REMARKET WITHIN THE TIME LIMITS ESTABLISHED IN THE INDENTURE.

      (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AFORESAID BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:
            [INSERT REMITTANCE INSTRUCTIONS].

      (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

      (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF THE BANKS LETTER OF CREDIT OFFICE IN SAN FRANCISCO, CALIFORNIA REGARDING THE AMOUNT OF THIS DEMAND AND THE DATE AND TIME BY WHICH PAYMENT IS DEMANDED.

                                                                       EXHIBIT A




      (6) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 8:00 A.M., SAN FRANCISCO TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 12:30 P.M., SAN FRANCISCO TIME, ON SAID BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER 8:00 A.M., SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 11:00 A.M., SAN FRANCISCO TIME, ON THE BUSINESS DAY FOLLOWING SAID BUSINESS DAY.

                          [INSERT NAME OF BENEFICIARY]

               [FOR SIGNED AND TELEFACSIMILE DEMANDS ONLY, INSERT
                               SIGNATURE AND DATE]

                                                                       EXHIBIT A





                     Annex D to Wells Fargo Bank, N.A.
                       Irrevocable Letter of Credit
                               No. NZS472650


Wells Fargo Bank, N.A.
Letter of Credit Operations Office
San Francisco, California

           FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER:

       [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, N.A. (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS472650 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" IF USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

      (1)   THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE
            INDENTURE.

      (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF THE UNPAID INTEREST ON THOSE BONDS WHICH THE REMARKETING AGENT (AS DEFINED IN THE INDENTURE) HAS BEEN UNABLE TO REMARKET WITHIN THE TIME LIMITS ESTABLISHED IN THE INDENTURE.

      (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AFORESAID BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:
            [INSERT REMITTANCE INSTRUCTIONS].

      (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

      (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN SAN FRANCISCO, CALIFORNIA REGARDING THE AMOUNT OF THIS DEMAND AND THE DATE AND TIME BY WHICH PAYMENT IS DEMANDED.

                                                                       EXHIBIT A



      (6) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 8:00 A.M., SAN FRANCISCO TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 12:30 P.M., SAN FRANCISCO TIME, ON SAID BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER 8:00 A.M., SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 11:00 A.M., SAN FRANCISCO TIME, ON THE BUSINESS DAY FOLLOWING SAID BUSINESS DAY.

                          [INSERT NAME OF BENEFICIARY]

               [FOR SIGNED AND TELEFACSIMILE DEMANDS ONLY, INSERT
                               SIGNATURE AND DATE]

                                                                       EXHIBIT A





                       Annex E to Wells Fargo Bank, N.A.
                          Irrevocable Letter of Credit
                                 No. NZS472650


Wells Fargo Bank, N.A.
Letter of Credit Operations Office
San Francisco, California

              FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER:

      [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, N.A. (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS472650 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" IF USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

      (1)   THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE
            INDENTURE.

      (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT, AT STATED MATURITY, UPON ACCELERATION FOLLOWING AN EVENT OF DEFAULT, OR UPON REDEMPTION AS A WHOLE, OF THE TOTAL UNPAID PRINCIPAL OF, AND UNPAID INTEREST ON, ALL OF THE BONDS WHICH ARE PRESENTLY OUTSTANDING.

      (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AFORESAID BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS: [INSERT REMITTANCE INSTRUCTIONS].

      (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT WHICH IS THE SUM OF THE TWO AMOUNTS SET FORTH IN PARAGRAPH 5, BELOW].

      (5) THE AMOUNT OF THIS DEMAND IS EQUAL TO THE SUM OF (A) $[INSERT AMOUNT] BEING DRAWN IN RESPECT OF THE PAYMENT OF UNPAID PRINCIPAL OF THE AFORESAID BONDS AND (B) $[INSERT AMOUNT] BEING DRAWN IN RESPECT OF THE PAYMENT OF UNPAID INTEREST ON THE AFORESAID BONDS.

      (6) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN SAN FRANCISCO, CALIFORNIA REGARDING THE AMOUNT OF THIS DEMAND AND THE DATE AND TIME BY WHICH PAYMENT IS DEMANDED.

                                                                       EXHIBIT A




      (7) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SAN FRANCISCO TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.

                          [INSERT NAME OF BENEFICIARY]

                [FOR SIGNED AND TELEFACSIMILE DEMANDS ONLY, INSERT
                               SIGNATURE AND DATE]

                                                                       EXHIBIT A





                       Annex F to Wells Fargo Bank, N.A.
                          Irrevocable Letter of Credit
                                 No. NZS472650


Wells Fargo Bank, N.A.
Letter of Credit Operations Office
San Francisco, California

              FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER:

      [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, N.A. (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS472650 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" IF USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

      (1)   THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE
            INDENTURE.

      (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT, ON AN INTEREST PAYMENT DATE (AS DEFINED IN THE INDENTURE), OF UNPAID INTEREST WITH RESPECT TO THE BONDS.

      (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AFORESAID BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS: [INSERT REMITTANCE INSTRUCTIONS].

      (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

      (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN SAN FRANCISCO, CALIFORNIA REGARDING THE AMOUNT OF THIS DEMAND AND THE DATE AND TIME BY WHICH PAYMENT IS DEMANDED.

                                                                       EXHIBIT A



      (6) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SAN FRANCISCO TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.

                          [INSERT NAME OF BENEFICIARY]

               [FOR SIGNED AND TELEFACSIMILE DEMANDS ONLY, INSERT
                               SIGNATURE AND DATE]

                                                                       EXHIBIT A





                       Annex G to Wells Fargo Bank, N.A.
                          Irrevocable Letter of Credit
                                 No. NZS472650


Wells Fargo Bank, N.A.
525 Market Street, 25th Floor
Letter of Credit Operations Office
San Francisco, California

 Subject: Your Letter of Credit No. NZS472650

 Ladies and Gentlemen:

      For value received, we hereby irrevocably assign and transfer all of our rights under the above-captioned Letter of Credit, as heretofore and hereafter amended, extended or increased, to:


 [Name of Transferee]


 [Address of Transferee]




      By this transfer, all of our rights in the Letter of Credit are transferred to the transferee, and the transferee shall have sole rights as beneficiary under the Letter of Credit, including sole rights relating to any amendments, whether increases or extensions or other amendments, and whether now existing or hereafter made. You are hereby irrevocably instructed to advise future amendment(s) of the Letter of Credit to the transferee without our consent or notice to us.

      The original Letter of Credit is returned with all amendments to this date. Please notify the transferee in such form as you deem advisable of this transfer and of the terms and conditions to this Letter of Credit, including amendments as transferred.

                                                                       EXHIBIT A



      You are hereby advised that the transferee named above has succeeded BNY Western Trust Company or a successor trustee, as Trustee under the Indenture, dated as of December 1, 1998, as supplemented from time to time (the "Indenture") between AXT, Inc. (formerly known as American Xtal Technology, Inc.), as Issuer, and BNY Western Trust Company (successor trustee to Harris Trust Company of California), as Trustee, pursuant to which U.S. $11,615,000.00 in aggregate principal amount of American Xtal Technology, Inc. Variable Rate Taxable Demand Revenue Bonds Series 1998 (Xtal Project) were issued.

Very truly yours,

[Insert Name of Transferor]


By:
    -----------------------------
    [Insert Name and Title]


 TRANSFEROR'S SIGNATURE GUARANTEED BY:


    ---------------------------------------
             [Bank Name]

       BY:
             ---------------------------------------
             [Insert Name and Title]

      By its signature below, the undersigned transferee acknowledges that it has duly succeeded BNY Western Trust Company, or a successor trustee, as Trustee under the Indenture.

[Insert Name of Transferee]


By:
   ----------------------------------------------
   [Insert Name and Title]

                                    EXHIBIT B

                           NOTICE OF INTENT TO BORROW

                  Pursuant to that certain Reimbursement Agreement, dated as of March 14, 2003 (the "Reimbursement Agreement"; capitalized terms used herein without definition shall have the meanings set forth in the Reimbursement Agreement) between AXT, INC. (formerly known as American Xtal Technology, Inc. ("Borrower") and WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Bank"), this represents Borrower's notice to Bank of its intention to borrow from Bank, at the Tender Reimbursement Rate.

[the full amount of the Tender Drawing made on ___________, 20__ in the amount of ___________]

                                       or

         [a portion of the Tender Drawing made on ___________, 20__ in the amount of $___________; the portion borrowed being $_____________, with the remainder of $________ paid in full herewith together with interest thereon at the Tender Reimbursement Rate.]

The proceeds of such borrowing are to be used to reimburse Bank for unreimbursed Tender Drawings in accordance with Section 3(b) of the Reimbursement Agreement.

                  Borrower certifies that (i) the representations and warranties contained in Section 7 of the Reimbursement Agreement are correct on and as of the date hereof to the same extent as though made on and as of the date hereof (except to the extent that any such representation and warranty expressly relates to an earlier date); and (ii) no Event of Default has occurred or is continuing.

By _________________________
   _________________________

                                   SCHEDULE I
                (Redemption Schedule Referenced in Section 3(a))

                               REDEMPTION SCHEDULE

 QUARTERLY
PAYMENT DATE           PRINCIPAL AMORTIZATION               PRINCIPAL BALANCE
------------           ----------------------               -----------------
 4/1/03                      $ 103,400                         $ 8,715,000
 7/1/03                      $ 103,400                         $ 8,611,600
10/1/03                      $ 103,400                         $ 8,508,200
 1/1/04                      $ 103,400                         $ 8,404,800
 4/1/04                      $ 103,400                         $ 8,301,400
 7/1/04                      $ 103,400                         $ 8,198,000
10/1/04                      $ 103,400                         $ 8,094,600
 1/1/05                      $ 103,400                         $ 7,991,200
 4/1/05                      $ 103,400                         $ 7,887,800
 7/1/05                      $ 103,400                         $ 7,784,400
10/1/05                      $ 103,400                         $ 7,681,000
 1/1/06                      $ 103,400                         $ 7,577,600
 4/1/06                      $ 103,400                         $ 7,474,200
 7/1/06                      $ 103,400                         $ 7,370,800
10/1/06                      $ 103,400                         $ 7,267,400
 1/1/07                      $ 103,400                         $ 7,164,000
 4/1/07                      $ 103,400                         $ 7,060,600
 7/1/07                      $ 103,400                         $ 6,957,200
10/1/07                      $ 103,400                         $ 6,853,800
 1/1/08                      $ 103,400                         $ 6,750,400
 4/1/08                      $ 103,400                         $ 6,647,000
 7/1/08                      $ 103,400                         $ 6,543,600
10/1/08                      $ 103,400                         $ 6,440,200
12/1/08                      $  68,934                         $ 6,336,800